EXHIBIT 10

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of August 16, 2005 is made by and among Gander Mountain Company, a Minnesota corporation (the “Company”), and the investors named on the signature pages hereto (the “Investors”).

RECITALS

A.                                   The Company and the Investors are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

B.                                     The Investors desire, upon the terms and conditions stated in this Agreement, to purchase the Company’s Floating Rate Convertible Subordinated Notes, which are convertible into shares of the Company’s Common Stock, for an aggregate purchase price of $20,000,000.

C.                                     The capitalized terms used herein and not otherwise defined have the meanings given them in Article XI hereof.

TERMS AND CONDITIONS

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF CONVERTIBLE SUBORDINATED NOTES

1.1                                 Purchase and Sale of Convertible Subordinated Notes.  At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, convertible subordinated notes substantially in the form of Exhibit A hereto (the “Convertible Note(s)”) in the principal amount set forth beneath such Investor’s name on the signature pages hereof. The Convertible Notes will bear annual interest at a floating rate as described in the Convertible Notes.  The interest will be payable semi-annually in arrears.

1.2                                 Payment.  Each Investor will pay the principal amount for the Convertible Notes as is set forth beneath its name on the signature pages hereof, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, simultaneously with delivery by the Company to each Investor of the Convertible Note(s) in the principal amount(s) so purchased by such Investor, and the Company will deliver such Convertible Notes against delivery of the purchase price as described above.

1.3                                 Closing Date.  Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Closing will take place at 3:01 p.m., Central Time, on August 16, 2005, or at another date or time agreed upon by the parties to this Agreement (the “Closing Date”).  The Closing will be held at the offices of Faegre & Benson LLP in Minneapolis, Minnesota, or at such other place as the parties agree.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

2.1                                 Organization and Qualification.  To the extent the Investor is an entity, the Investor is duly incorporated, validly existing and in good standing under the laws of the state of organization, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted.  To the extent the Investor is an entity, the Investor is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

2.2                                 Authorization; Enforcement.  To the extent the Investor is an entity, (a) the Investor has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and its Convertible Note, to consummate the transactions contemplated hereby and thereby and to purchase the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement and the Investor’s Convertible Note by the Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all required parties and no further consent or authorization of Investor, its board of directors or its shareholders or members is required; (c) this Agreement has been duly executed and delivered by the Investor; and (d) assuming the valid and binding execution of this Agreement and the Convertible Notes by the Company and compliance with the terms of this Agreement and the Convertible Notes by the Company, each of this Agreement and the Investor’s Convertible Note constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor by the Company in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.  To the extent the Investor is a natural person, this Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

2.3                                 Investment Purpose.  The Investor is purchasing the Convertible Note(s) for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

2.4                                 Accredited Investor Status.  The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D.

2.5                                 Reliance on Exemptions.  The Investor understands that the Convertible Note(s) are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Convertible Note(s).

2.6                                 Information and Sophistication.  The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Convertible Note(s), that have been requested by the Investor or its advisors, if any.  The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  The Investor acknowledges and understands that its investment in the Convertible Note(s) involves a significant degree of risk, including the risks reflected in the SEC Documents.  The Investor is experienced and knowledgeable in financial and business matters, is capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks who the Investor intends to use in connection with a decision as to whether to purchase the Securities.

2.7                                 Governmental Review.  The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

2.8                                 Transfer or Resale.  The Investor understands that:

(a)                                  except as provided in Article IX, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel satisfactory to the Company (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144;

(b)                                 any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

(c)                                  except as set forth in Article IX, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

2.9                                 Legends.  The Investor understands that until (a) the Securities may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Securities has been registered under the Securities Act as contemplated by Article IX, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE “ACTS”).  THE SECURITIES MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE FOLLOWING: (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS COVERING THE TRANSACTION, (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (3) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS.

The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

2.10                           Residency.  The Investor is a resident of the jurisdiction set forth immediately below such Investor’s name on the signature pages hereto.

2.11                           No Intent to Effect a Change of Control.  The Investor has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act.

2.12                           No Broker Fees.  The Investor has not engaged any brokers, finders, or agents, and the Investor has not incurred, and neither the Investor nor the Company will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors that:

3.1                                 Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

3.2                                 Authorization; Enforcement.  (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and the Convertible Notes, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement and the Convertible Notes by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Notes and the issuance and reservation for issuance of the Conversion Shares in accordance with the Company’s Articles of Incorporation, this Agreement and the Convertible Notes) have been duly authorized by the Company’s board of directors and no further consent or authorization of the Company, its board of directors or its shareholders is required; (c) this Agreement and the Convertible Notes have been duly executed and delivered by the Company; and (d) assuming the valid and binding execution of this Agreement by the Investor and compliance with the terms of this Agreement and the Convertible Notes by such Investor, each of this Agreement and the Convertible Notes constitutes a legal, valid and binding obligation of the Company enforceable against the Company by such Investor in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

3.3                                 Issuance of Securities.  The Convertible Note(s) have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims, encumbrances and charges with respect to the issuance thereof (other than liens imposed by an Investor).  The Conversion Shares have been duly authorized and reserved for issuance, and, upon issuance in connection with or upon conversion of the Convertible Notes in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and charges with respect to the issuance thereof (other than liens imposed by an Investor).

3.4                                 No Conflicts; No Violation.

(a)                                  The execution, delivery and performance of this Agreement and the Convertible Notes by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Convertible Notes and Conversion Shares) do not and will not (i) conflict with or result in a violation of any provision of the Company’s Articles of Incorporation or Bylaws,  (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except, in the case of clauses (ii) and (iii), for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(b)                                 The Company is not in violation of its Articles of Incorporation, Bylaws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(c)                                  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of (other than those obtained on or prior to the date hereof), or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Convertible Notes in each case in accordance with the terms hereof or thereof, or to issue and sell the Convertible Notes in accordance with the terms hereof and to issue the Conversion Shares in connection with or upon conversion of the Convertible Notes.

3.5                                 SEC Documents.  Since the closing date of the Company’s initial public offering, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof being referred to herein as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, other than SEC Documents that have been amended as of the date hereof.

3.6                                 No Broker Fees.  The Company has not engaged any brokers, finders, or agents, and the Company has not incurred, and neither the Company nor any Investor will incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

ARTICLE IV
COVENANTS

4.1                                 Best Efforts.  Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

4.2                                 Form D; Blue Sky Laws.  The Company will file a Notice of Sale of Securities on Form D with respect to the Convertible Notes, as required under Regulation D.  The Company will take such action as it reasonably determines to be necessary to qualify the Convertible Notes for sale to the Investors under this Agreement under applicable securities (or “blue sky”) laws of the states of the United States (or to obtain an exemption from such qualification).  The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within four business days after the Closing Date and will make any required notice filings with state securities law authorities on a timely basis.

4.3                                 Use of Proceeds.  The Company will use the proceeds from the sale of the Convertible Notes for general corporate purposes, which may include the repayment of debt to institutional lenders.

4.4                                 Expenses.  Except as otherwise set forth in this Section 4.4, each party will pay its own fees and expenses, as well as the fees and expenses of its own advisors and consultants, in connection with the transactions contemplated by this Agreement.  Upon the consummation of the sale of the Convertible Notes anticipated by this Agreement, the Company will pay the reasonable out-of-pocket expenses incurred by the Investors in connection with the transactions herein contemplated, including without limitation, the fees and out-of-pocket expenses of one special counsel to the Investors in connection with the transactions herein contemplated, up to an aggregate amount of $30,000.  The Company will also pay all fees and expenses incurred by the Investors with respect to any amendments or waivers requested by the Company (whether or not the same become effective) under or in respect of this Agreement and the fees and expenses set forth in Section 9.21.

4.5                           Financial Information.  In the event the Company is no longer subject to the reporting requirements of the Exchange Act, the Company will deliver to the Investors within 45 days after the end of each fiscal quarter other than the Company’s fourth fiscal quarter and 90 days after the end of the Company’s fiscal year, the financial statements of the Company, prepared in accordance with United States generally accepted accounting principles (subject to the absence of footnotes and normal year-end adjustments for quarterly financial statements), consistently applied, and audited by the Company’s independent public accountants in the case of year-end financial statements.

4.6                                 Corporate Existence.  The Company will maintain its corporate existence in good standing.  The Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where the failure to comply with such laws, rules and regulations would not have a Material Adverse Effect.

4.7                                 Reservation of Shares.  The Company will at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Convertible Notes and issuance of the Conversion Shares in connection therewith (based on the conversion price of the Convertible Notes in effect from time to time).

4.8                                 Sales by Investors.  Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.  No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws or the restrictive provisions set forth in this Agreement.

4.9                                 Affiliate Transactions.  Without the approval of the audit committee of the Company’s board of directors, the Company will not enter into or commit directly or indirectly to any arrangement or transaction (i) in which the Company purchases, rents or leases property or assets from, or sells, transfers, or disposes of any material properties or assets (regardless of whether in the ordinary course of business or not) to any Affiliate or (ii) in which the Company loans any money or other property to any Affiliate.

4.10                           Subordination.  The Convertible Notes are unsecured and subordinated in right of payment to all of the Company’s other indebtedness, whether currently outstanding or incurred in the future (other than any indebtedness that by its terms is subordinated to or pari passu with the Convertible Notes).  If requested by the Company’s senior lenders, the holders of the Convertible Notes agree to execute and deliver one or more subordination or intercreditor agreements, together with such other related documents as such senior lenders may reasonably request, evidencing this subordination, including, without limitation, provisions relating to payment priority, permitted payments, senior lender blockage rights, and restrictions on modifications to the terms of the Convertible Notes.

4.11                           Standstill.

(a)                                  During the period that begins on the Closing Date and ends on the fifth anniversary of the Closing Date (the “Standstill Period”), each of the Investors agrees that it will not (and will not assist or encourage any other person to), and will cause each of its Affiliates and each partner, member, director, governor, officer and manager of it or of any of its Affiliates not to (and not to assist or encourage any other person to), directly or indirectly:

(i)                                     solicit proxies or consents or form or join a “group” or become a “participant” in a “solicitation” (as such terms are defined in the Exchange Act) of proxies or consents with respect to securities of the Company or initiate any shareholder proposal with respect to the Company;

(ii)                                  take any action for the purpose of convening a meeting of the Company’s shareholders;

(iii)                               acquire, offer or agree to acquire any voting securities of the Company (or securities convertible into or exchangeable for such voting securities) if after the acquisition thereof an Investor (together with its Affiliates) would hold in excess of 20% of the outstanding common equity of the Company (assuming full conversion of the Convertible Notes);

(iv)                              deposit voting securities into a voting trust or subject such securities to a voting agreement;

(v)                                 make any proposal relating to a tender or exchange offer for securities of the Company or a merger, business combination, sale of assets, liquidation or other extraordinary corporate transaction relating to the Company;

(vi)                              engage in any short sale of the Company’s voting stock or any other type of hedging transaction involving the Company’s securities (including, without limitation, depositing shares of the Company’s securities with a brokerage firm where such securities are made available by the broker to other customers of the firm for purposes of hedging or short selling the Company’s securities);

(vii)                           make any public announcement regarding, or advise, assist or encourage any other person in connection with, any of the foregoing; or

(viii)                        request that the Company, directly or indirectly, waive or amend any provision of this Section 4.11.

(b)                                 If at any time during the Standstill Period an Investor or any of its Affiliates or Representatives is approached by any person regarding a transaction involving any of the Company’s assets (other than the acquisition of inventory in the ordinary course of business, consistent with past practices) or businesses or voting stock (other than with respect to brokerage or trading transactions by a securities dealer), then the Investor will promptly notify the Company of the nature of such transaction and the parties thereto.

(c)                                  Notwithstanding anything herein to the contrary, this Section 4.11 will terminate upon the first to occur of the following: (i) the vote of a majority of the Company’s continuing Independent Directors terminating this Section 4.11, (ii) the date the voting equity of the Company beneficially owned or controlled by the Erickson Family and its Affiliates constitutes less than 25% of the outstanding voting equity of the Company on a fully-diluted basis, (iii) a Change in Control or (iv) the date the voting equity of the Company beneficially owned or controlled by the Investor and its Affiliates constitutes less than 10% of the outstanding voting equity of the Company on a fully-diluted basis.

4.12                           Resale Restrictions.

(a)                                  Prior to the third anniversary of the Issue Date, the Investors will not sell, transfer, pledge or otherwise encumber the Securities except: (i) to or between controlled Affiliates who agree to be bound by the terms set forth in this Agreement; (ii) with the consent of a majority of the Company’s continuing Independent Directors, provided, that the Company shall have a right of first refusal to purchase such securities on the terms set forth in Section 4.12(b); (iii) into a tender or exchange offer approved by a majority of the Company’s continuing Independent Directors; or (iv) in the case of sales, in amounts that satisfy the volume limitations set forth in Rule 144(e).  Notwithstanding anything herein to the contrary, this Section 4.11 will terminate upon the first to occur of the following: (I) the vote of a majority of the Company’s continuing Independent Directors terminating this Section 4.11, (II) the date the voting equity of the Company beneficially owned or controlled by the Erickson Family and its Affiliates constitutes less than 25% of the outstanding voting equity of the Company on a fully-diluted basis, (III) a Change in Control or (IV) the date the voting equity of the Company beneficially owned or controlled by the Investor and its Affiliates constitutes less than 10% of the outstanding voting equity of the Company on a fully-diluted basis.

(b)                                 In the event an Investor seeks the consent of a majority of the Company’s continuing Independent Directors to a resale under Section 4.12(a)(ii), the Company will then have the first right to purchase such Investor’s Securities for which such consent is sought at the price and on such other terms and conditions as are no less favorable to the Company than the terms of the resale for which such consent is sought.  The Company may exercise this right of first refusal by delivery of written notice to the Investor at any time within 30 business days (the “Exercise Period”) after the date that the Company receives written notice from the Investor that a consent under Section 4.12(a)(ii) is sought.  In order to be effective, the Investor’s notice must include the price and the other material terms and conditions on which the Investor intends to enter into such resale.  If the Company does not exercise its right of first refusal during the Exercise Period and provided that the Investor receives the consent required by Section 4(a)(ii), the Investor shall have 30 business days (the “Permitted Resale Period”) from the expiration of the Exercise Period to enter into the resale that is the subject of the Investor’s notice at such price and on such other material terms and conditions as are specified therein.  If the Investor does not enter into such resale at such price and on such material terms and conditions within the Permitted Resale Period, any resale of the applicable Securities shall again be subject to the provisions of this Section 4.12.  In the event an Investor seeks consent under Section 4.12(a)(ii) to resell Securities on the open market, the Investor shall specify “market price” as the proposed price of the resale in its notice thereof to the Company pursuant to this Section 4.12(b) and the Company will have the right to purchase those Securities at the closing market price on the date the Company exercises its right of first refusal pursuant to this Section 4.12(b).  In the event an Investor seeks consent under Section 4.12(a)(ii) to resell Securities for consideration other than cash, the Company shall have the right to purchase such Securities for cash at the fair market value of the other consideration to be received by the Investor, as determined in good faith by the Company’s board of directors.  Notwithstanding any other provision of this Agreement to the contrary, the right of first refusal set forth under this Section 4.12 may be assigned by the Company to any other party.

ARTICLE V
TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

5.1                               Issuance of Certificates.  The Company will instruct its transfer agent to issue certificates, registered in the name of each Investor or its nominee, for Conversion Shares in such amounts as specified from time to time by each Investor to the Company issuable in connection with or upon conversion of the Convertible Notes in accordance with their terms.  All such certificates will bear the restrictive legend described in Section 2.9, except as otherwise specified in this Article V.  In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent in the form of Exhibit B hereto.  The Company will not give to its transfer agent any instruction other than as described in this Article V and stop transfer instructions to give effect to Section 2.9 (prior to registration of the Conversion Shares under the Securities Act).  Nothing in this Section 5.1 will affect in any way the Investors’ obligations and agreement set forth in Section 2.9 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Conversion Shares.

5.2                               Unrestricted Securities.  If, unless otherwise required by applicable state securities laws, (a) the resale of the Securities represented by a certificate has been registered under an effective registration statement filed under the Securities Act, (b) a holder of Securities provides the Company and the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale either may occur without restriction on the manner of such sale or transfer, (c) such holder provides the Company and the Transfer Agent with reasonable assurances that such Securities can be sold under Rule 144, or (d) the Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Conversion Shares, and the Transfer Agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder.

ARTICLE VI
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL

The obligation of the Company to issue and sell the Convertible Notes to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

6.1                                 The Investor will have executed this Agreement and will have delivered this Agreement to the Company.

6.2                                 The Investor will have delivered the purchase price for the Convertible Notes to the Company in accordance with this Agreement.

6.3                                 The representations and warranties of the Investor must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

6.4                                 No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.5                                 The Company shall have received the consent of the Erickson Family to the granting of registration rights by this Agreement as required by that certain Registration Rights Agreement dated as of March 11, 2004 by and among the Company and members of the Erickson Family.

6.6                                 The Company shall have received any consent required under the definitive agreements or instruments governing the Senior Debt to be received prior to the execution of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VII
CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE

The obligation of each Investor hereunder to purchase the Convertible Notes from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions.  These conditions are for each Investor’s respective benefit and may be waived by any Investor at any time in its sole discretion:

7.1                                 The Company will have executed this Agreement and will have delivered this Agreement to the Investor.

7.2                                 The Company will have delivered to the Investor the duly executed Convertible Notes in the amounts specified in Section 1.1.

7.3                                 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing.

7.4                                 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.5                                 Trading and listing of the Common Stock on the Nasdaq must not have been suspended by the SEC or the Nasdaq, nor shall Nasdaq have notified the Company of any failure of the Company to meet any of the continued listing standards.

7.6                                 The Irrevocable Transfer Agent Instructions, in form and substance substantially like the form attached hereto as Exhibit B will have been delivered to the Company’s transfer agent.

7.7                                 The Investors will have received an opinion from Faegre & Benson LLP, counsel to the Company, in the form attached hereto as Exhibit C.

7.8                                 There shall exist at the time of Closing no condition or event which would constitute an Event of Default (as hereinafter defined) or which, after notice or lapse of time or both, would constitute an Event of Default.

7.9                                 The Company shall have received the consent of the Erickson Family to the granting of registration rights by this Agreement as required by that certain Registration Rights Agreement dated as of March 11, 2004 by and among the Company and members of the Erickson Family.

7.10                           The Company shall have received any consent required under the definitive agreements or instruments governing the Senior Debt to be received prior to the execution of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VIII
DEFAULT

8.1                                 Events of Default.  Each of the following events shall be an event of default (an “Event of Default”) for purposes of this Agreement:

(a)                                  if default shall be made in the punctual payment of interest on the Convertible Notes, and such default shall have continued for a period of ten days after written notice thereof to the Company by the holder of any of the Convertible Notes; or

(b)                                 if default shall be made in the punctual payment of any installment of the principal of the Convertible Notes and such default shall have continued for a period of five days after written notice thereof to the Company by the holder of any of the Convertible Notes; or

(c)                                  if a trustee or receiver is appointed for the Company or for the major part of the Company’s property and the order of such appointment is not discharged, vacated or stayed within 60 days after such appointment; or

(d)                                 if any judgment, writ or warrant of attachment or of any similar process in an amount in excess of $10,000,000 shall be entered or filed against the Company or against any of the property or assets of the Company and remains unpaid, unvacated, unbonded or unstayed for a period of 60 days; or

(e)                                  if an order for relief shall be entered in any Federal bankruptcy proceeding in which the Company is the debtor; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against the Company, are consented to or, if contested by the Company, are not dismissed by the adverse parties or by an order, decree or judgment within 60 days after such institution; or

(f)                                    if the Company shall default in any material respect in the due and punctual performance of any covenant or agreement in the Senior Debt and such default shall continue for more than the period of notice and/or grace, if any, therein specified and shall have thereby caused the acceleration of all amounts due under the Senior Debt, which acceleration shall not have been cured or waived; or

(g)                                 if default shall be made in the due and punctual performance or observance of any other term contained in this Agreement or the Convertible Notes, and such default shall have continued for a period of 30 days after the earlier of the Company’s knowledge thereof or written notice thereof to the Company by the holder of any Convertible Note.

8.2                                 Remedies Upon Events of Default.  For so long as any Convertible Note remains outstanding, upon the occurrence of an Event of Default as herein defined, and so long as such Event of Default continues unremedied, then, each holder of any Convertible Notes shall be entitled by notice to declare the principal of and any accrued interest on the Convertible Notes, to be immediately due and payable, and thereupon the Convertible Notes, including both principal and interest shall become immediately due and payable; provided, however, that when any Event of Default described in Section 8.1(e) hereof has occurred, the Convertible Notes shall immediately become due and payable without presentment, demand or notice of any kind.  In addition, from and after receipt of written notice to the Company from the holder of a Convertible Note following the occurrence of an Event of Default, and during the continuation thereof, the rate per annum at which interest shall accrue on the unpaid principal balance of the holder’s Convertible Note shall increase by 2%.

8.3                                 Notice of Defaults.  When, to its knowledge, any Event of Default has occurred or exists, the Company agrees to give written notice within ten business days of such Event of Default to the holders of all outstanding Securities.  If the holder of any Securities shall give any notice or take any other actions in respect of a claimed Event of Default, the Company will forthwith give written notice thereof to all other holders of Securities at the time outstanding, describing such notice or action and the nature of the claimed Event of Default.

8.4                                 Suits for Enforcement.  In case any one or more Events of Default shall have occurred and be continuing, any holder of the Securities may proceed to protect and enforce its rights under this Article VIII by suit in equity or action at law.  It is agreed that in the event of such action such holders of Securities shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals.

8.5                                 Remedies Cumulative.  No right, power or remedy conferred upon any holder of Securities shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.

8.6                                 Remedies not Waived.  No course of dealing between the Company and any Investor or the holder of any Securities, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this Section 8.6 shall not be construed or applied so as to negate the provisions and intent of any statute that is otherwise applicable.

ARTICLE IX
REGISTRATION RIGHTS

9.1                                 Mandatory Registration.  The Company will use its best efforts to file with the SEC a Registration Statement on Form S-3 registering the Registrable Securities for resale within 90 days after the Closing Date.  If Form S-3 is not available at that time, then the Company will use its best efforts to file a Registration Statement on such form as is then available to effect a registration of the Registrable Securities within such 90-day period.

9.2                                 Effectiveness of the Registration Statement.

(a)                                  The Company will use its best efforts to cause the Registration Statement contemplated by Section 9.1 to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 60th day after its initial filing date; provided, that in the event the SEC performs a full review of the Registration Statement, the Company will use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 90th day after its initial filing date (the “Required Effective Date”).  If the SEC takes the position that registration of the resale of the Registrable Securities by the Investors is not available under applicable laws, rules and regulation and that the Company must register the offering of the Registrable Securities as a primary offering by the Company, the Company will file a Registration Statement as a primary offering and will use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing.

(b)                                 The Company’s best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the SEC.

(c)                                  In the event the Registration Statement contemplated by Section 9.1 is not declared effective by the Required Effective Date, the Company shall continue to use its best efforts to diligently pursue the effectiveness of the Registration Statement.

(d)                                 Once the Registration Statement is declared effective by the SEC, the Company will cause the Registration Statement to remain effective throughout the Registration Period, except as permitted under Section 9.3.

9.3                                 Continued Effectiveness of Registration Statement.  The Company will keep the Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the Registration Period.  In the event that the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of (or otherwise pursuant to) the Convertible Notes, the Company will (if permitted) amend the Registration Statement or file a new Registration Statement, or both, so as to cover all of the Registrable Securities.  The Company will file such amendment or new Registration Statement as soon as practicable, but in no event later than 30 business days after the necessity therefor arises (based upon the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely).  The Company will use its best efforts to cause such amendment or new Registration Statement to become effective as soon as is practicable after the filing thereof, but in no event later than 120 days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor.

9.4                                 Accuracy of Registration Statement.  Any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  The Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period, and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period, or if earlier, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

9.5                                 Furnishing Documentation.  The Company will furnish to each Investor whose Registrable Securities are included in a Registration Statement, (a) promptly after each document is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all amendments and supplements thereto, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor.  The Company will promptly notify each Investor whose Registrable Securities are included in any Registration Statement of the effectiveness of the Registration Statement and any post-effective amendment.

9.6                                 Additional Obligations.  The Company will use its best efforts to (a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Investor who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.  Notwithstanding the foregoing, the Company is not required, in connection such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 9.6, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause material expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its shareholders.

9.7                                 Underwritten Offerings.

(a)                                  If Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter reasonably acceptable to the Company, the Company and each Investor will enter into and perform their respective obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of its Registrable Securities from such Registration Statement.

(b)                                 Without limiting any Investor’s rights under Section 9.1, no Investor may participate in any underwritten distribution hereunder unless such Investor (a) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting, and legal expenses of the underwriter, applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company under the terms of this Agreement.

9.8                                 Suspension of Registration.

(a)                                  The Company will notify each Investor, which notice (including the fact of such notice and the content thereof) each Investor agrees to treat in confidence and not to disclose, who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company will make such notification as promptly as practicable after the Company becomes aware of the event, will promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.  The Company will use its best efforts to keep the length of any such suspension to as short a period as is practicable given the then existing circumstances and may so defer or suspend the use of the Registration Statement no more than two times in any 18-month period, and provided, further, that, after deferring or suspending the use of the Registration Statement, the Company may not again defer or suspend the use of the Registration Statement until a period of thirty days has elapsed after resumption of the use of the Registration Statement.  Notwithstanding anything to the contrary contained herein, if the use of the Registration Statement is suspended by the Company, the Company will promptly give notice of the suspension to all Investors whose securities are covered by the Registration Statement, and will promptly notify each such Investor as soon as the use of the Registration Statement may be resumed.  Notwithstanding anything to the contrary contained herein, the Company will cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to receipt of notice of such suspension and for which such Investor has not yet settled.

(b)                                 Subject to the Company’s rights under Section 9.3, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time.

9.9                                 Information.  The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in a form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

9.10                           Comfort Letter; Legal Opinion.  At the request of the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement, and on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement, the Company will furnish to the Investors and the underwriters (i) a letter, dated such date, from the Company’s independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of the Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.

9.11                           Due Diligence; Confidentiality.

(a)                                  The Company will make available for inspection by any Investor whose Registrable Securities are being sold pursuant to a Registration Statement, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (at any time, any Investor or underwriter and any attorney, accountant or other agent retained by any such Investor or underwriter, collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as each Inspector reasonably deems necessary to enable the Inspector to exercise its due diligence responsibility in connection with or related to the contemplated offering.  The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.  The Records shall also include any information provided by the Company or any of its attorneys, accountants or other agents from time to time to any of the Inspectors, regardless of whether such information is provided in connection with a contemplated offering of Registrable Securities.

(b)                                 Each Inspector will hold in confidence, and will not make any disclosure (except to an Investor) of, any Records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality.  The Company is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 9.11.  Each Investor will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein will be deemed to limit the Investor’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(c)                                  The Company will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or any exchange listing or similar rules and regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement or (v) such Investor consents to the form and content of any such disclosure.  If the Company learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

9.12                           Listing.  The Company will (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Securities covered by each Registration Statement on Nasdaq if securities of the same class or series as the Registrable Securities are then listed on Nasdaq.

9.13                           Transfer Agent; Registrar.  The Company will provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

9.14                           Share Certificates.  The Company will cooperate with the Investors who hold Registrable Securities being sold and with the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors or the managing underwriter(s), if any, may reasonably request, all in accordance with Article V of this Agreement.

9.15                           Plan of Distribution.  At the request of an Investor holding an interest of the Registrable Securities registered pursuant to a Registration Statement, the Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the

Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

9.16                           Securities Laws Compliance.  The Company will comply with all applicable laws related to any Registration Statement relating to the sale of Registrable Securities and to offering and sale of securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

9.17                           Investor Information.  As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Investor, such Investor will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities.  At least 10 business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Investor of the information the Company requires from that Investor if the Investor elects to have any of its Registrable Securities included in the Registration Statement.  If, within three business days prior to the filing date, the Company has not received the requested information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of that Investor.

9.18                           Further Assurances.  Each Investor will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from the Registration Statement.

9.19                           Suspension of Sales.  Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 9.8, each Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Section 9.8 or (ii) the Company advises the Investor that a suspension of sales under Section 9.8 has terminated.  If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

9.20                           Conflicting Instructions.  A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

9.21                           Registration Expenses.  The Company will bear all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 9.1, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of each Investor’s legal counsel to review the Registration Statement (subject to the aggregate $30,000 limit set forth in Section 4.4) and all amendments and supplements thereto.

9.22                           Indemnification for Registration.  Notwithstanding Article X of this Agreement, in the event that any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                                  To the extent permitted by law, the Company will indemnify and hold harmless each Investor that holds such Registrable Securities, any underwriter (as defined in the Securities Act) for the Investors, any directors, officers or advisors of such Investor or such underwriter and any person who controls such Investor or such underwriter within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”) against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, “Claims”) to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein:  (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in the prospectus (as it may be amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) through (c) being, collectively, “Violations”).  Subject to the restrictions set forth in Section 9.22(c) with respect to the number of legal counsel, the Company will reimburse the Investors and each such underwriter or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9.22(a) (i) does not apply to Claims arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by an Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to this Agreement; and (ii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Securities by the Investors under this Agreement.

(b)                                 In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 9.22(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the Registration Statement and any of its directors and officers and any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Person”) against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement.  Subject to the restrictions set forth in Section 9.22(c), such Investor will promptly reimburse the Company and each such other Indemnified Person, any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this

Section 9.22(b) does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this Section 9.22(b)) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Investors under this Agreement.

(c)                                  Promptly after receipt by an Indemnified Person under this Section 9.22 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9.22, deliver to the indemnifying party a written notice of the commencement thereof.  The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person.  In that case, the indemnifying party will diligently pursue such defense.  If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person, and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under Section 9.22(a) or Section 9.22(b), as applicable).  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this Section 9.22, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.  The indemnification required by this Section 9.22 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. Each Indemnified Person shall furnish such information regarding itself or the claim in question as an Indemnifying Person may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

9.23                           Contribution.  To the extent that any indemnification provided for under Section 9.22 is prohibited or limited by law, the indemnifying party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9.22 to the fullest extent permitted by law.  However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9.22, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities will be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

9.24                           Assignment of Registration Rights.  The rights of the Investors under Article IX, including the right to have the Company register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Investors to transferees or assignees of all or any portion of the Convertible Notes or Registrable Securities, but only if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within two business days after such assignment, (b) the Company is, within two business days after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of this Agreement and (f) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D.  Any transferee or assignee of an Investor under this Article IX shall be deemed an “Investor” for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Investor hereunder.

ARTICLE X
INDEMNIFICATION

10.1                           Indemnification by Company.  In consideration of each Investor’s execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement and the Convertible Notes, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their shareholders, officers, directors, employees, advisors and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred or suffered by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement or the Convertible Notes by the Company or (d) the status of such Investor or holder of the Securities as an investor in the Company to the extent such status arises from actions or inaction by the Company in violation of law.  To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

10.2                           Indemnification by Investors.  Each Investor, severally and not jointly, will defend, protect, indemnify and hold harmless the Company all of its shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Company Liabilities”) incurred by a Company Indemnitee solely as a result of, or arising solely out of, or relating solely to (a) any breach of any representation or warranty made by such Investor herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Investor contained herein or in any other certificate, instrument or document contemplated hereby or thereby, or (c) the failure of an Investor to comply with the requirements of the Securities Act or any state securities laws, which failure is not caused by the negligence or willful misconduct of the Company.

ARTICLE XI
DEFINITIONS

•                  “Affiliate” has the meaning set forth in Rule 405 promulgated under the Securities Act.

•                  “Business day” means any day except a Saturday, Sunday or other day on which either the New York Stock Exchange is closed, or on which commercial banks in New York or Minnesota are authorized by law to close.

•                  “Change in Control” means (a) the date that any person or group (excluding the Erickson Family and its Affiliates) becomes the beneficial owner of 40% or more of the equity securities of the Company entitled to vote for directors or (b) the last date of any period of 12 consecutive months where a majority of the Company’s board of directors ceases to be composed of individuals who were members of the Company’s board of directors on the first day of such period or whose election was approved by such continuing majority of directors (in all cases, excluding any director whose election occurs as a result of an actual or threatened solicitation of proxies or consents).

•                  “Claims” has the meaning set forth in Section 9.22.

•                  “Closing” means the closing of the purchase and sale of the Convertible Notes under this Agreement.

•                  “Closing Date” has the meaning set forth in Section 1.3.

•                  “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Convertible Notes or otherwise under Section 1.3 of the Registration Rights Agreement.

•                  “Common Stock” means the common stock, par value $.01 per share, of the Company.

•                  “Company” means Gander Mountain Company, a Minnesota corporation.

•                  “Convertible Notes” means the Floating Rate Convertible Subordinated Notes issuable pursuant to this Agreement, in the form attached hereto as Exhibit A, and all notes of the Company issued in exchange or substitution therefor.

•                  “Erickson Family” means the descendants of Arthur T. and Elsie P. Erickson and Alfred W. and Rose E. Erickson, or trusts established primarily for the benefit of such descendants and/or their spouses or relatives.

•                  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

•                  “Indemnified Liabilities” has the meaning set forth in Article X.

•                  “Indemnified Person” has the meaning set forth in Section 9.22.

•                  “Indemnitees” has the meaning set forth in Article X.

•                  “Independent Directors” means the directors of the Company who meet all applicable standards for independence, including those set forth under the Exchange Act, under the listing standards of any securities exchange or automated quotation system on which the Company’s stock is listed, or in standards adopted by the Company’s board of directors or a committee thereof.

•                  “Investors” means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

•                  “Material Adverse Effect” means a material adverse effect on (a) the assets, liabilities, business, properties, financial condition or results of operations of the Company, (b) the ability of the Company to perform its obligations under this Agreement or (c) the Convertible Notes.

•                  “Nasdaq” means the Nasdaq National Market or the Nasdaq Small Cap Market.

•                  The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

•                  “Registration Period” means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold and no further Registrable Securities may be issued in the future, or (ii) the date on which all the Registrable Securities may be immediately sold without registration and without restriction (including without limitation as to volume by each holder thereof) as to the number of Registrable Securities to be sold, pursuant to Rule 144 or otherwise.

•                  “Registrable Securities” means the Conversion Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Convertible Notes.

•                  “Registration Statement” means a registration statement of the Company filed under the Securities Act.

•                  “Regulation D” means Regulation D as promulgated by the SEC under the Securities Act.

•                  “Representatives” means, with respect to any party, any of such party’s, or any of such party’s Affiliates’, trustees, partners, directors, governors, officers, managers, employees, lenders (current or prospective), investors (current or prospective), agents, or advisers, including attorneys, accountants, consultants, bankers, and other financial advisers.

•                  “Rule 144,” “Rule 144(e)” and “Rule 144(k)” mean Rule 144, Rule 144(e) and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

•                  “Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule, and applicable rules and regulations thereunder.

•                  “SEC” means the United States Securities and Exchange Commission.

•                  “SEC Documents” has the meaning set forth in Section 3.5.

•                  “Securities” means the Convertible Notes and Conversion Shares.

•                  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

•                  “Senior Debt” means the Company’s indebtedness under that certain Loan and Security Agreement with Fleet Retail Group, dated of February 23, 2005, as may be amended from time to time.

•                  “Standstill Period” has the meaning set forth in Section 4.11.

•                  “Violations” has the meaning set forth in Section 9.22.

ARTICLE XII
GOVERNING LAW; MISCELLANEOUS

12.1                           Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Minnesota without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Minnesota with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.  The parties also agree that any disputes arising under this Agreement will be exclusively venued in the United States federal and state courts located in the State of Minnesota, except for actions or proceedings regarding the enforcement of awards or judgments.

12.2                           Counterparts; Signatures by Facsimile.  This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

12.3                           Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

12.4                           Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

12.5                           Entire Agreement.  This Agreement and the Convertible Notes constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

12.6                           Consents; Waivers and Amendments.  Except as otherwise specifically provided herein, in each case in which approval of the Investors is required by the terms of this Agreement, such requirement shall be satisfied only upon receipt of the written consent of the holders of a majority of the outstanding principal amount of the Convertible Notes, which consent shall bind the holders of all of the outstanding Convertible Notes; provided, however, that no change or modification to the maturity date, interest rate, payment dates, or Conversion Price (other than in accordance with the adjustment provisions set forth herein and in the Convertible Notes) shall be effective as to a holder of Convertible Notes without the prior written consent of such holder.

12.7                           Changes, Waivers, etc.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12.8                           Notices.  Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications are:

If to the Company:	Gander Mountain Company
180 East Fifth Street, Suite 1300
Saint Paul, Minnesota 55107
Attn: Chief Financial Officer
Facsimile: (651) 325-2001

and	180 East Fifth Street, Suite 1300
Saint Paul, Minnesota 55107
Attn: General Counsel
Facsimile: (651) 325-2001

with a copy to:	Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402-3901
Attn: W. Morgan Burns
Facsimile: (612) 766-1600

If to an Investor:  To the address set forth immediately below such Investor’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

12.9                           Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  This provision does not limit the Investor’s right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

12.10                     Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

12.11                     Survival.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Convertible Notes and payment therefor.  All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

12.12                     Publicity.  The Company and each Investor have the right to review, a reasonable period of time before issuance thereof, any press releases, or relevant portions of any SEC or Nasdaq filings or any other public statements, with respect to the transactions contemplated hereby.  However, the Company may make any press release or SEC or Nasdaq filings with respect to such transactions as are required by applicable law and regulations (including NASD requirements) without the prior approval of the Investors (although the Company will make reasonable efforts to consult with the Investors in connection with any such press release prior to its release and filing).

12.13                     Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12.14                     No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

12.15                     Equitable Relief.  Each party recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the other parties.  Each of the parties therefore agrees that the other parties are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

12.16                     Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under either its Convertible Note or this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under a Convertible Note or this Agreement.  Nothing contained herein or in any Convertible Note or this Agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in their review and negotiation of their Convertible Note or this Agreement.  The Company has elected to provide all Investors with the same terms for the convenience of the Company and not because it was required or requested to do so by the Investors.

12.17                     Trusts and Other Entity Investors.  To the extent any holder of Securities is a trust or other entity, the trustee or officers, directors, employees, partners, members or other control persons of such trust or entity shall be bound by the terms of this Agreement as it relates to the Securities held by such trust or other entity.  Each Investor agrees that it will cause such persons to execute and deliver to the Company an acknowledgement of the obligations set forth in this Section 12.17 to the extent reasonably requested by the Company.

[Reminder of Page Left Blank Intentionally – Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

GANDER MOUNTAIN COMPANY

By:	/s/ Dennis M. Lindahl
Dennis M. Lindahl
Executive Vice President and Chief Financial Officer

INVESTOR:

DAVID C. PRATT IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST, DATED 12/1/92
By: Calco, Inc., Trustee

/s/ Mark. R. Gale
Mark R. Gale
President

Aggregate Principal Amount:  $20,000,000

ADDRESS:

David C. Pratt Irrevocable Grantor Retained Annuity Trust, dated 12/1/92

7701 Forsyth Boulevard, Suite 1125

St. Louis, Missouri 63105

(any notice hereunder to this Investor shall include a copy to):

Mark R. Gale, Esq.
7701 Forsyth Boulevard, Suite 1125

St. Louis, Missouri 63105

EXHIBIT A
TO NOTE PURCHASE AGREEMENT

FORM OF CONVERTIBLE NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE “ACTS”).  THE SECURITIES MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE FOLLOWING: (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS COVERING THE TRANSACTION, (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (3) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS.

GANDER MOUNTAIN COMPANY

FLOATING RATE CONVERTIBLE SUBORDINATED NOTE

Due:  August 15, 2010

$20,000,000	August 16, 2005

For value received, the undersigned, Gander Mountain Company, a Minnesota corporation (the “Company”), hereby promises to pay to the order of DAVID C. PRATT IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST, DATED 12/1/92 (the “Original Noteholder”), at its principal office in the City of Saint Paul, Minnesota, the principal sum of $20,000,000 in lawful money of the United States on August 15, 2010 (the “Maturity Date”), together with interest on the unpaid principal amount thereof, as more fully provided below.

The interest rate per annum for this Convertible Subordinated Note (the “Convertible Note”) will initially be 7%.  The interest rate per annum will be reset semi-annually on the first day of each Interest Period (as defined below) commencing with the Interest Period beginning on August 17, 2007 and will be equal to Federal Funds Rate (as defined below) plus 3.50%; provided, that in no event shall (a) the change in interest rate in connection with any semi-annual adjustment exceed 0.25% or (b) the interest rate be less than 6% per annum or more than 8.5% per annum (the “8.5% Cap”).  The amount of interest for each day this Convertible Note is outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the principal amount of this Convertible Note.  The amount of interest to be paid on this Convertible Note for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

Interest on this Security will be paid on each February 15 and August 16, commencing February 15, 2006, and at maturity.  Each of these dates on which interest will be paid is referred to as an “Interest Payment Date.”  If an Interest Payment Date would fall on a day that is not a business day, other than the Interest Payment Date that is also the date of maturity, such Interest Payment Date will be postponed to the following day that is a business day.

On each Interest Payment Date, the Company will pay interest for the period commencing on the next day immediately following the most recent Interest Payment Date and ending on the then-current Interest Payment Date.  This period is referred to as an “Interest Period.”  The first Interest Period will begin on and include August 15, 2005 and, subject to the immediately preceding paragraph, will end on and include February 15, 2006.

“Federal Funds Rate” means, at any time, an interest rate per annum equal to the weighted average of the rates for overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a business day, the average of the quotations for such day for such transactions received by the

Company from three federal funds brokers of recognized standing selected by it, it being understood that for any day which is not a business day the applicable rate shall be the rate as determined for the preceding business day.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on this Convertible Note will in no event be higher than the maximum rate permitted by Minnesota law as the same may be modified by United States law of general application.

The Company will, upon the request of the holder of this Convertible Note, provide the interest rate then in effect.  All calculations of the Company, in the absence of manifest error, shall be conclusive for all purposes.

Any amounts to be paid on this Convertible Note will be payable by the Company in cash, by check or by wire transfer to the holder of this Convertible Note to such account as the holder may request.

This Convertible Note has been issued under the terms and provisions of a Note Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, among the Company and the Investors named on the signature pages thereto.

Upon the occurrence of any one or more of the Events of Default specified in Article VIII of the Purchase Agreement, all amounts then remaining unpaid on this Convertible Note, including any accrued but unpaid interest, may be declared to be or shall become immediately due and payable as provided in the Purchase Agreement.  In addition, from and after receipt of written notice to the Company from the holder following the occurrence of an Event of Default, and during the continuation thereof, the rate per annum at which interest shall accrue on the unpaid principal balance hereof shall increase by 2%, without regard to the 8.5% Cap.

This Convertible Note is subject to the following additional provisions, terms and conditions:

1.                                      Conversion.

(a)                                  Optional Conversion.  Subject to Section 3, the unpaid principal amount of this Convertible Note shall be convertible at the option of the holder, in whole or in part, at any time on or prior to the Maturity Date into such number of fully paid and non-assessable shares of Common Stock of the Company as is determined by dividing the portion of this Convertible Note that is being converted by the “Conversion Price” of $16.00 per share.  Until such time as this Convertible Note is converted or paid off, the Conversion Price is subject to adjustment as hereinafter provided.  The ability of the holder to effect conversion of this Convertible Note shall continue during the period following the Company’s notice to the holder of its intent to prepay this Convertible Note in accordance with Section 8 until the date of such prepayment.

(b)                                 Mandatory Conversion.  In the event the Volume-Weighted Average Closing Price (as hereinafter defined) equals or exceeds $24.00, the Company may thereafter, at any time, in lieu of payment of the principal and interest on this Convertible Note, upon written notice to the holder of the Note, require the conversion of the entire unpaid principal amount of this Convertible Note and all accrued interest, or any portion thereof, into such number of fully paid and non-assessable shares of Common Stock of the Company as is determined by dividing the portion of this Convertible Note that is being converted by the Conversion Price.  “Volume-Weighted Average Closing Price” means the volume-weighted (based on the number of shares of the Company’s Common Stock traded on each day that the closing price is used in this calculation) average of the closing sale prices of the Company’s Common Stock on the securities exchange or automated quotation system where the Company’s Common Stock is listed on the 20 trading days with the highest closing sale prices out of any 30 consecutive trading dates.

2.                                       Conversion Procedure.

(a)                                  Upon the holder’s or the Company’s election to convert all or part of this Convertible Note into shares of Common Stock, the party electing to convert this Note will provide written notice to the other party.  Upon the giving or receipt of such notice, the holder shall surrender the instrument or instruments therefor, duly endorsed, at the office of the Company.  A Convertible Note shall be deemed to have been converted on the day the notice of conversion is provided to under this Section 2(a), and at such time the rights of the holder of this Convertible Note to the extent they relate to the portion of this Convertible Note to be converted, shall cease and such holder shall be treated for all purposes as the record holder of the Common Stock of the Company issuable upon conversion.  Within five business days of the date the original note is received by the Company, the Company shall issue, or cause to be issued, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with, in the event this Convertible Note is being converted in part only, a new Convertible Note representing the unpaid principal amount hereof which shall not have been converted.

(b)                                 Upon receipt of a certificate or certificates for the number of full shares of Common Stock issuable upon conversion as herein provided, this Convertible Note shall no longer be deemed to be outstanding and all rights with respect to this Convertible Note shall immediately cease and terminate other than the right of the holder to receive Common Stock (and, in the event of a partial conversion, a new Convertible Note representing the unpaid principal amount hereof that was not converted) in exchange therefor.  This Convertible Note shall then be cancelled.

(c)                                  No fractional shares of Common Stock shall be issued upon the conversion of this Convertible Note, but, instead of any fraction of a share that would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of conversion.  “Market price” for purposes of this Section 3 shall mean the closing sale price of the Common Stock on the date of conversion; provided, that if at any time the Common Stock is not traded on an exchange or an automated quotation system, or otherwise traded in the over-the-counter market, the “market price” shall be deemed to be the fair value thereof determined in good faith by the Company’s board of directors as of a date that is within 20 days of the date as of which the market price is determined.

3.                                       Conversion Price Adjustments of Convertible Note.  The Conversion Price of the Convertible Note shall be subject to adjustment from time to time as follows:

(i)                                     In case the Company shall declare a dividend upon the Common Stock payable in cash, then, at the Company’s option (with such option to be selected prior to the record date for such dividend), (a) the Conversion Price in effect immediately prior to the record date for the dividend shall be proportionately reduced as of the record date for the dividend (which shall be the default option if no option is selected by the Company) or (b) the Company will pay the dividend to the holder of the Convertible Note on the record date for the dividend based upon the number of shares of Common Stock to which such holder is then entitled upon such conversion.

(ii)                                  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

(iii)                               If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Convertible Note and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon conversion hereof, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon conversion hereof had such reorganization, reclassification, consolidation, merger or sale not taken place.

4.                                       Change in Control.  In the event of a Change in Control (as defined in the Purchase Agreement), the holder hereof shall have the option (the “Change in Control Option”) to (a) convert this Convertible Note into Common Stock in accordance with Section 1(a), (b) have this Convertible Note assumed by the surviving entity pursuant to Section 3(iii) or (c) require that this Convertible Note be redeemed by the Company in whole (but not in part) at 100% of the outstanding unpaid principal amount, plus all unpaid interest accrued thereon to the effective date of the Change in Control.  The Company shall give the holder of this Convertible Note written notice of such impending transaction not later than 20 days prior to the shareholders’ meeting of the Company called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier.  The notice shall give the proposed effective date of the transaction (the “Effective Date”) and shall describe the material terms and conditions of the transaction.  Any election to exercise the Change in Control Option shall be made by the holder hereof giving written notice thereof to the Company at least five days before the Effective Date (if no such notice is given, the provisions of Section 3(iii) shall apply).  Upon receipt of such notice, the Company shall, on the Effective Date, take the action selected or applicable under this Section 4.

5.                                       Ranking; Subordination.  This Convertible Note is unsecured and subordinated in right of payment to all of the Company’s other indebtedness, whether currently outstanding or incurred in the future (other than any indebtedness that by its terms is subordinated to or pari passu with this Convertible Note).  If requested by the Company’s senior lenders, the holder of this Convertible Note will execute and deliver one or more subordination or intercreditor agreements, together with such other related documents as such senior lenders may reasonably request, evidencing this subordination, including, without limitation, provisions relating to payment priority, permitted payments, senior lender blockage rights, and restrictions on modifications to the terms of the Convertible Note.  ANY TRANSFEREE OR ASSIGNEE OF THE HOLDER OF THIS CONVERTIBLE NOTE WILL BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS SUBORDINATION.

6.                                       Registration Rights.  The Company covenants and agrees that the holder of this Convertible Note shall have the rights of an Investor under the Purchase Agreement.

7.                                       Standstill and Resale Restrictions.  The holder of this Convertible Note covenants and agrees that it is subject to the standstill restrictions set forth in Section 4.11 of the Purchase Agreement and the resale restrictions set forth in Section 4.12 of the Purchase Agreement.

8.                                       Prepayment.  The Company may prepay this Convertible Note, upon providing the holder ten calendar days written notice prior to the date of prepayment, in whole or in part at any time following August 15, 2007 without penalty; provided, that any such prepayment will be applied first to interest accrued and unpaid on the principal amount being repaid and second, if the amount of prepayment exceeds the amount of all such accrued and unpaid interest, to the repayment of the unpaid principal amount.

9.                                       Waiver of Presentment.  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

10.                                 Miscellaneous.

(a)                                  Notices.  Any notice, request or other communication required or permitted hereunder will be given in accordance with the Purchase Agreement.

(b)                                 No Rights as Shareholders.  This Note will not entitle any holder hereof to any of the rights of a shareholder of the Company.

(c)                                  Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Minnesota without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Minnesota with respect to any dispute arising under this Convertible Note.  The parties also agree that any disputes arising under this Convertible Note will be exclusively venued in the United States federal and state courts located in the State of Minnesota, except for actions or proceedings regarding the enforcement of awards or judgments.

(d)                                 Headings.  The headings of this Convertible Note are for convenience of reference only, are not part of this Convertible Note and do not affect its interpretation.

(e)                                  Suits for Enforcement.  In case any one or more Events of Default shall have occurred and be continuing, the holder of this Convertible Note may proceed to protect and enforce its rights under this

Convertible Note by suit in equity or action at law.  It is agreed that in the event of such action the holder of the Convertible Note shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals.

[Reminder of Page Left Blank Intentionally – Signature Page Follow]

IN WITNESS WHEREOF, the undersigned has caused this Convertible Note to be duly executed as of the issue date.

GANDER MOUNTAIN COMPANY

By:
Dennis M. Lindahl
Executive Vice President and Chief Financial Officer

[FORM OF CONVERSION NOTICE]

The undersigned owner of this Floating Rate Convertible Subordinated Note due August 15, 2010 (the “Convertible Note”) issued by Gander Mountain Company (the “Company”) hereby irrevocably exercises its option to convert $                         of the unpaid principal amount of the Convertible Note, together with all accrued but unpaid interest thereon, into shares of the common stock of the Company (“Common Stock”) in accordance with the terms of the Convertible Note. The undersigned hereby instructs the Company to convert the portion of the Convertible Note specified above into shares of Common Stock issued at the Conversion Price in accordance with the provisions of the Convertible Note.  The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Convertible Note recertificated in the principal amount, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below.  All capitalized terms used and not defined herein have the respective meanings assigned to them in the Convertible Note.

Date

Signature:
[Name]

Address:

EXHIBIT B
TO NOTE PURCHASE AGREEMENT

TRANSFER AGENT INSTRUCTIONS

[Date]

Wells Fargo Bank Minnesota, N.A.	BY TELECOPY
Stock Transfer Department	(651) 450-2452

161 North Concord Exchange

P.O. Box 738

South St. Paul, Minnesota 55075-0738

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement dated as of August 16, 2005 (the “Purchase Agreement”) by and among Gander Mountain Company, a Minnesota corporation (the “Company”), and the Investors party thereto (the “Holders”), pursuant to which the Company is issuing to the Holders $20,000,000 in aggregate principal of Floating Rate Convertible Subordinated Notes (the “Convertible Notes”), which is convertible into shares of common stock of the Company (the “Common Stock”) (the Common Stock issued or issuable with respect to the Convertible Notes is hereinafter collectively referred to as the “Shares”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent for the Company with respect to the Common Stock at such time) to issue the Shares from time to time upon notice from the Company.  So long as you have previously received (i) an opinion of the outside counsel of the Company substantially in the form of Exhibit A attached hereto (which the Company shall direct be delivered to you by such outside counsel promptly following the effectiveness of the registration statement covering the resale of the Shares) stating that a registration statement covering the resale of the Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Opinion”); (ii) a certification from the clearing broker for the Holder as to compliance with the prospectus delivery requirements and as to the fact that the sale of the respective Shares was made in compliance with the Plan of Distribution set forth in such registration statement (the “Broker Certification”); (iii) a copy of such registration statement; and (iv) confirmation from the Company that sales are permitted under the registration statement at that time, then certificates representing the Shares sold pursuant to such registration statement shall not bear any legend restricting the transfer thereof and should not be subject to any stop-transfer restriction; provided, however, that if you have not previously received a copy of the Opinion, the Broker Certification and such registration statement, then the certificates representing the Shares shall continue to bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE “ACTS”).  THE SECURITIES MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE FOLLOWING: (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS COVERING THE TRANSACTION, (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (3) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS.

We direct you to establish a                          share reserve for the Shares.

Please be advised that the Holder has relied upon this instruction letter as an inducement to enter into the Purchase Agreement and, accordingly, the Holder is a third party beneficiary to these instructions.

Should you have any questions concerning this matter, please contact me at                                .

Very truly yours,
GANDER MOUNTAIN COMPANY

By:
Name:
Title:

Exhibit A
to Transfer Agent Instructions

[Form of Outside Counsel Opinion]

[Addressee]

[Address]

To Whom It May Concern:

The Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) of Gander Mountain Company (the “Company”) was declared effective at          Eastern Time on                           .  We hereby advise you that you may rely on our opinion dated                                   , filed with the Registration Statement and attached hereto as Annex I, with regard to the issuance of shares of common stock of the Company described therein.

Very truly yours,

EXHIBIT C
TO NOTE PURCHASE AGREEMENT

FORM OF LEGAL OPINION

1.                         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota.

2.                         The Company has corporate power and authority to enter into and perform its obligations under the Purchase Agreement.

3.                         The authorized capital stock of the Company consists of 105,000,000 shares, par value $.01 per share, of which 100,000,000 are designated as common shares, and 5,000,000 are undesignated.

4.                         No shareholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase the Convertible Notes arising (i) by operation of the charter or by-laws of the Company or the Minnesota Business Corporation Act or (ii) to our knowledge, otherwise.

5.                         The Purchase Agreement and the Convertible Notes have been duly authorized, executed and delivered by, and are valid and binding agreements of, the Company, enforceable in accordance with their terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

6.                         No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company’s execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated thereby, except as required under the Securities Act of 1933 and the Securities Exchange Act of 1934 and applicable state securities or blue sky laws.

7.                         The execution and delivery of the Purchase Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification sections of the Purchase Agreement, as to which no opinion is rendered) (i) will not result in any violation of the provisions of the charter or bylaws of the Company; (ii) will not constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the documents evidencing the Senior Debt; or (iii) to our knowledge, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company.

8.                         The Conversion Shares have been duly authorized.  A sufficient number of shares of Common Stock have been reserved for issuance so as to provide for the full conversion of the Convertible Notes on the date of issue.  When the Convertible Notes are issued and paid for in accordance with the terms of the Purchase Agreement, such securities will be validly issued, fully paid and non-assessable.  When the Conversion Shares are issued and paid for in connection with or upon conversion of the Convertible Notes in accordance with the terms thereof, such securities will be validly issued, fully paid and non-assessable.

C-1